UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2022

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Axos Financial, Inc. (the “Company”) held its annual meeting of stockholders on November 10, 2022 (the “Annual Meeting”). As of September 13, 2022, the record date for the Annual Meeting, 59,970,752 shares of the Company's common stock were eligible to vote. There were a total of 53,099,230 shares present at the Annual Meeting (88.54% of the eligible shares to vote), constituting a quorum.

Set forth below are the final vote tabulations for each of the matters submitted to a vote of the stockholders, including the votes for and against, and any abstentions or broker non-votes.

The first proposal was the election of the following Class III directors with terms expiring in 2025: James S. Argalas, James J. Court, Stefani D. Carter, Roque A. Santi.

	For	Withheld	Broker Non-Votes
James S. Argalas	44,756,996	2,020,681	6,321,553
Stefani D. Carter	42,345,259	4,432,418	6,321,553
James J. Court	28,616,502	18,161,175	6,321,553
Roque A. Santi	46,140,838	636,839	6,321,553

The second proposal was to approve an Amendment to the Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
46,277,071	427,520	73,086	6,321,553

The third proposal was to approve in a non-binding and advisory vote, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement.

For	Against	Abstain	Broker Non-Votes
18,221,385	28,248,832	307,460	6,321,553
The Company and its Compensation Committee take the results of this advisory vote seriously and will consider these results and the other feedback the Company receives in evaluating future compensation opportunities provided to its executive officers.

The fourth proposal was the ratification of the appointment of BDO USA, LLP as the Company's independent public accounting firm for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
52,634,098	423,264	41,868	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	November 14, 2022	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer